BlackRock Long-Horizon Equity Fund

(the “Fund”)

Supplement dated December 28, 2012

to the Statement of Additional Information dated February 28, 2012, as amended October 15, 2012

Effective January 1, 2013, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below.

James Bristow, CFA and Stuart Reeve are the Fund’s portfolio managers.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of October 1, 2012.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James Bristow, CFA	2	6	18	0	1	0
	$847.6 Million	$967.6 Million	$4.76 Billion	$0	$131.6 Million	$0
Stuart Reeve	1	18	11	0	0	0
	$1.18 Billion	$2.96 Billion	$1.62 Billion	$0	$0	$0

The first paragraph under the subsection entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

The last sentence of the first paragraph under the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
James Bristow, CFA	MSCI World MSCI ACWI MSCI EAFE MSCI ACWI ex-U.S.

Stuart Reeve	MSCI All Country World Index

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

Mr. Bristow has received long-term incentive awards.

The last sentence of the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Other compensation benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Messrs. Bristow and Reeve are eligible to participate in these plans.

The subsection entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of October 1, 2012.

Portfolio Manager	Dollar Range[1]
James Bristow, CFA	None
Stuart Reeve	None

[1]	Includes securities attributable to participation in certain deferred compensation and retirement programs.

The last two sentences of the first paragraph under the subsection entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Bristow and Reeve may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bristow and Reeve may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-LHE-1212SUP